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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):    May 18, 2001
                                                 -------------------------------


                            WKI HOLDING COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                       333-57099               16-1403318
--------------------------------   ---------------------   ---------------------
(State or other jurisdiction of    (Commission file           (IRS Employer
    of incorporation)                   number)              Identification No.)


      One Pyrex Place, Elmira, New York                        14902-1555
--------------------------------------------              ----------------------
  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: 607-377-8000

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ITEM 5.  OTHER EVENTS

WKI Holding Company, Inc. is issuing a press release to correct the replay phone number for the bondholders' conference call that was held on May 18, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following are filed as Exhibits to this report

      Exhibit No.       Description of Exhibit

      99.1              Press Release




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       WKI Holding Company, Inc.



Date:   May 18, 2001                   /s/ William H. Carter
                                       -----------------------------------------
                                           Interim Chief Financial Officer